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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement on Form S-1 of Einstein/Noah Bagel Corp. of our report dated April 26, 1996 on the financial statements of Bagel & Bagel, Inc. appearing in the Prospectus, which is a part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

                              MAYER HOFFMAN McCANN L.C.

                              /s/ Mayer Hoffman McCann L.C.

Kansas City, Missouri
November 11, 1996